Exhibit 99.1

T A R G E T A B E T T E R N O W Nasdaq: IMGN Corporate Presentation As of January 13, 2020 Exhibit 99.1

2 FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements regarding ImmunoGen’s expectations related to the design and potential success of ImmunoGen’s future mirvetuximab soravtansine and IMGN632 clinical studies and regulatory pathways, including the timing of initiating and receiving data from, as well as the likelihood of success of, the planned registration studies of mirvetuximab; the occurrence, timing, and outcome of other potential preclinical, clinical, and regulatory events related to ImmunoGen’s and its collaboration partners’ programs; and potential future collaborations. For these statements, ImmunoGen claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Various factors could cause ImmunoGen’s actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this presentation. Factors that could cause future results to differ materially from such expectations include, but are not limited to, the risks and uncertainties inherent in the Company’s development programs, including clinical studies and regulatory processes, their timings and results, including the possibility that future studies of mirvetuximab fail to confirm the hypotheses suggested by the exploratory analyses of the FORWARD I data.A review of these risks can be found under the heading “Risk Factors” in ImmunoGen’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent documents filed with the Securities and Exchange Commission.

WHY IMMUNOGEN?



ROBUST DATA IN LEAD MIRVETUXIMAB PROGRAM



ACCELERATED PATH TO PIVOTAL DATA IN 2021 AND POTENTIAL APPROVAL IN 2022



ANTICIPATED COMPENDIA LISTING FOR FOLLOW-ON INDICATIONS BEGINNING IN 2022



DIVERSE PORTFOLIO OF EARLY STAGE PRODUCT CANDIDATES



STRONG CASH POSITION

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STRATEGIC PRIORITIES

BRINGING ANTIBODY-DRUG CONJUGATES TO CANCER PATIENTS

EXECUTE MIRVETUXIMAB REGISTRATION STUDIES AND PURSUE LABEL EXPANSION

ADVANCE PORTFOLIO OF EARLY STAGE PRODUCT CANDIDATES

FURTHER STRENGTHEN BALANCE SHEET AND EXPAND CAPABILITIES THROUGH PARTNERSHIPS

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SOMEONE YOU KNOW HAS BEEN DIAGNOSED WITH OVARIAN CANCER … WHAT’S NEXT FOR HER? 5

OVARIAN CANCER IS THE LEADING CAUSE OF DEATH FROM GYNECOLOGICAL CANCERS

>14,000 WOMEN DIE ANNUALLY FROM OVARIAN CANCER IN US[1]

DIAGNOSIS

~22,500 WOMEN DIAGNOSED ANNUALLY[1]

SURGERY

PLATINUM-BASED CHEMOTHERAPY +/- PARPi/BEV MAINTENANCE

PLATINUM-SENSITIVE

DISEASE PROGRESSION MORE THAN 6 MONTHS AFTER PLATINUM TREATMENT

PLATINUM-RESISTANT

DISEASE PROGRESSION WITHIN 6 MONTHS AFTER PLATINUM TREATMENT

URGENT NEED

MOST PATIENTS DEVELOP PLATINUM-RESISTANT DISEASE:

LIMITED OPTIONS WITH POOR OUTCOMES

- Low response rates and short PFS with current single agents[2, 3]
- Significant toxicities associated with current treatments[2, 3]

[1]NIH SEER Data: Estimated New Cases, 2019.
[2]JCO: Vol 33, No. 32, Nov 2015. [3]Gyn Onc 133(2014) 624-631.
PFS: progression-free survival; PARPi: poly-ADP ribose polymerase inhibitor; BEV: bevacizumab

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MIRVETUXIMAB SORAVTANSINE 7 DESIGNED TO DISPLACE CHEMOTHERAPY TO DELIVER MORE GOOD DAYS FOR WOMEN WITH OVARIAN CANCER KEY ATTRIBUTES • ADC with distinct FRα target and mechanism of action • Demonstrated activity in patients with platinum-resistant and platinum-sensitive ovarian cancer1 • Well tolerated with differentiated safety profile • Potential in other FRα-positive solid tumors DEVELOPMENT STRATEGY • Seek initial label as monotherapy in platinum-resistant ovarian cancer • Pursue combinations with approved agents to expand into earlier lines of therapy • Lever cooperative groups and ISTs to generate complementary data 1ASCO 2017 Poster; Moore K., et. al. FRα: folate receptor alpha; IST: investigator sponsored trial

ALIGNED WITH FDA RECOMMENDATIONS

WOMEN WITH FRα-HIGH PLATINUM-RESISTANT OVARIAN CANCER THAT HAS PROGRESSED AFTER PRIOR TREATMENT WITH BEVACIZUMAB REQUIRE BETTER THERAPEUTIC OPTIONS

12%

ORR

EXPECTATION FOR BEST AVAILABLE THERAPIES[1,2]

MIRVETUXIMAB:

POTENTIAL FOR ACCELERATED APPROVAL

SUPPORTING DATA

POOLED POST-HOC ANALYSIS FROM PHASE 1 AND FORWARD I STUDIES BEVACIZUMAB PRE-TREATED PATIENTS Using PS2+ Scoring Method, 1-3 Priors, n=70	
31.4% ORR	95% CI (20.9%, 43.6%)
7.8 mos mDOR	95% CI (3.98, --)

WE BELIEVE REPLICATING THESE DATA IN A SINGLE-ARM STUDY COULD SUPPORT ACCELERATED APPROVAL

[1]AVASTIN prescribing information. [2]ESMO 2018; Gaillard S., et. al.
ORR: confirmed overall response rate; mDOR: median duration of response
CI: confidence interval

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SORAYA

SINGLE-ARM PIVOTAL TRIAL FOR MIRVETUXIMAB USING PS2+ SCORING IN FRα-HIGH, PLATINUM-RESISTANT OVARIAN CANCER

PRIMARY ENDPOINT
ORR by Investigator

SECONDARY ENDPOINT
DOR by Investigator

ENROLLMENT AND KEY ELIGIBILITY
~100 patients
Platinum-resistant disease (primary PFI >3 mos)
Prior bevacizumab required
Prior PARPi allowed
Patients with BRCA mutations allowed

TARGET TIMELINES

- FPI Q1 2020
- TOPLINE DATA MID 2021
- BLA H2 2021

FPI: first patient in; DOR: duration of response; PFI: platinum-free interval

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PRIOR PHASE 3 EXPERIENCE

FORWARD I DID NOT MEET PRIMARY ENDPOINT
GENERATED ROBUST DATA TO INFORM POTENTIAL REGISTRATION

MIRVETUXIMAB

2:1 RANDOMIZATION

PHYSICIAN'S CHOICE OF PACLITAXEL, PLD, OR TOPOTECAN

PRIMARY ENDPOINT

PFS for all patients and
for FRα-high expressers only

ENROLLMENT

366 patients with FRα-positive* (med/high) platinum-resistant ovarian cancer treated with up to 3 prior regimens

SAFETY[1]

WELL TOLERATED WITH A DIFFERENTIATED PROFILE

Safety data demonstrated predominantly low grade drug-related adverse events. Compared to chemo, mirvetuximab was associated with:

- Fewer Grade ≥3 TEAEs
- Fewer dose reductions due to related TEAEs
- Fewer discontinuations due to related TEAEs

EFFICACY[1]

OUTCOMES CORRELATED WITH FRα EXPRESSION

Compared to chemo, in FRα-high patients, mirvetuximab was associated with:

- Longer PFS
- Higher confirmed ORR
- Longer OS

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[1]ESMO 2019 Moore K., et. al. *FRα scoring by 10X.
PLD: pegylated liposomal doxorubicin; TEAEs: treatment emergent adverse events; OS: overall survival

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11 APPLYING LESSONS LEARNED FROM FORWARD I WE BELIEVE THESE DESIGN FACTORS WILL IMPROVE THE PROBABILITY OF TECHNICAL SUCCESS FOR MIRASOL DESIGN FACTOR INSIGHT 11 n=366 n=430 FRα-highs benefited most PS2+ reliably identified patients most likely to benefit Efficient, conservative design Preserves alpha for primary endpoint Acceptable as primary endpoint; aligns with real- world practice HR: hazard ratio; BICR: Blinded Independent Central Review; INV: investigator FRα- medium and high FRα- high only Patient Population FRα by 10X FRα by PS2+ Patient Selection HR of 0.58 with 2:1 design HR of 0.70 with 1:1 design Statistical Design Hochberg with split alpha No split alpha Statistical Design PFS by BICR PFS by INV Primary Endpoint Assessment

MIRASOL

PHASE 3 RANDOMIZED TRIAL FOR MIRVETUXIMAB USING PS2+ SCORING IN FRα-HIGH, PLATINUM-RESISTANT OVARIAN CANCER

ENROLLMENT AND KEY ELIGIBILITY

- 430 patients/330 events for PFS by Investigator
- Platinum-resistant disease (primary PFI >3 mos)
- Prior bevacizumab allowed*
- Prior PARPi allowed
- Patients with BRCA mutations allowed

1:1 RANDOMIZATION

Mirvetuximab

STRATIFICATION FACTORS
IC Chemotherapy (Paclitaxel, PLD, Topotecan)
Prior Therapies (1 vs 2 vs 3)

Investigator's Choice Chemotherapy Paclitaxel, PLD, or Topotecan

PRIMARY ENDPOINT
PFS by Investigator
BICR for Sensitivity Analysis

SECONDARY ENDPOINTS
ORR by Investigator, OS, and PRO

*Eligibility criterion different than SORAYA
IC: investigator's choice; PRO: patient reported outcomes

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13 PLATINUM-RESISTANTPLATINUM-SENSITIVE MIRVETUXIMAB + BEVACIZUMAB1 Median Number of Prior Therapies (Range): 3 (1-8) MIRVETUXIMAB + CARBOPLATIN2 Median Number of Prior Therapies (Range): 2.5 (1-6) FRα-HIGH1 (n=28) AURELIA-TYPE (n=16) FRα-MED + FRα-HIGH1 (n=10) 39% ORR 56% ORR 80% ORR 7.1 mos mPFS 9.9 mos mPFS 15.0 mos mPFS 1ASCO 2019 Poster; O’Malley D., et al. 2Gynecologic Oncology 151 (2018) 46-52. 3AVASTIN prescribing information. 4Aghajanian, et al., JCO 30:2039 (2012). 5Coleman, et al., Lancet Oncology 18:779 (2017). GOAL: BECOME COMBINATION AGENT OF CHOICE IN OVARIAN CANCER MIRVETUXIMAB LABEL EXPANSION • Favorable safety data; adverse events in line with known profiles of bevacizumab and carboplatin • Full doses of bevacizumab1 and carboplatin2 combined with full dose mirvetuximab were well tolerated • Additional platinum-agnostic bevacizumab expansion cohort fully enrolled in September 2019; data anticipated mid-2020 • Additional platinum-sensitive doublet to initiate in early 2020 FORWARD II OUTCOMES COMPARE FAVORABLY TO COMPETITIVE BENCHMARKS 3 , 4 , 5

2020 DRUG TREATABLE RECURRENT OVARIAN CANCER PATIENTS



PLANTINUM-SENSITIVE
2L
10k
3L
2k
PLANTINUM-RESISTANT
2L
~50%
SINGLE AGENT CHEMO
5k
3L
~50%
SINGLE AGENT CHEMO
9k
4L
~60%
SINGLE AGENT CHEMO
8k

*Numbers represent Company estimates of US patients with conditions covered by the Company's targeted indications.
Sources: Decision Resources Group, diagnosed drug-treatable patients 2020. Kantar Health. Ipsos Oncology Monitor; average Q4 2018 - Q3 2019. ImmunoGen market research.

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MIRVETUXIMAB MARKET OPPORTUNITY

FIRST TARGETED INDICATION AND ADDITIONAL EXPANSION INDICATIONS WOULD ADDRESS KEY SEGMENTS OF RECURRENT OVARIAN CANCER MARKET



PLANTINUM-SENSITIVE
2L
~50% PLAT COMBO[1]
~10% BEV COMBO[2]
OTHER
10k
3L
~40% PLAT COMBO[1]
~10% BEV COMBO[2]
OTHER
2k
PLANTINUM-RESISTANT
2L
~50% SINGLE AGENT CHEMO
~20% BEV COMBO
OTHER
5k
3L
~50% SINGLE AGENT CHEMO
~25% BEV COMBO
OTHER
9k
4L
~60% SINGLE AGENT CHEMO
~15% BEV COMBO
OTHER
8k

FIRST TARGETED INDICATION: MONOTHERAPY 2L-4L PLATINUM-RESISTANT

POTENTIAL FOR
Accelerated Approval in 2022
Full Approval in 2023

~5,000 FRα-HIGH PATIENTS

ADDITIONAL EXPANSION INDICATION: MIRV + BEV PLATINUM-AGNOSTIC

POTENTIAL FOR
Compendia Listing in 2022

~2,300 FRα-HIGH PATIENTS

ADDITIONAL EXPANSION INDICATION: MIRV + CARBO PLATINUM-SENSITIVE

POTENTIAL FOR
Compendia Listing in 2022

~2,300 FRα-HIGH PATIENTS

*Numbers represent Company estimates of US patients with conditions covered by the Company's targeted indications.
[1]Regimens that incorporate platinum including bevacizumab combinations. [2]Non-platinum regimens.
Sources: Decision Resources Group, diagnosed drug-treatable patients 2020. Kantar Health. Ipsos Oncology Monitor; average Q4 2018 - Q3 2019. ImmunoGen market research.

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MIRVETUXIMAB PROGRAM SUMMARY



ROBUST DATA

- Strong and consistent efficacy signals observed in FRα-high patients
- Favorable tolerability
- PS2+ reliably identified patients most likely to benefit

SORAYA: POTENTIAL PATH TO ACCELERATED APPROVAL

- Enroll first patient in Q1 2020
- Topline data expected in mid-2021; BLA expected in H2 2021
- Potential for accelerated approval in 2022

MIRASOL: DESIGNED TO PROVIDE DATA TO SUPPORT FULL APPROVAL

- Now enrolling patients
- Topline data expected in H1 2022
- Potential for full approval in 2023

COMBINING TO DEVELOP MIRVETUXIMAB FOR EARLIER LINES OF THERAPY

- Platinum-agnostic cohort fully enrolled; data expected in mid-2020
- Additional platinum-sensitive doublet to initiate in early 2020
- Exploring additional pathways to label expansion

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SOMEONE YOU KNOW HAS BEEN DIAGNOSED WITH ACUTE MYELOID LEUKEMIA…
WHAT'S NEXT?


CHEMOTHERAPY
CHEMO + TARGETED THERAPY
SELECT CASES
URGENT NEED
DIAGNOSIS
~21,500 NEW CASES DIAGNOSED ANNUALLY[1]
STEM CELL TRANSPLANT
SELECT CASES

- More than 10,000 deaths due to AML in US each year[1]
- 5-year overall survival is ~25%[1]
- Median overall survival is ~6 months in relapsed/refractory AML[2-3]

[1]NIH SEER Data; Estimated New Cases, 2019.
[2]Faderl, S., et al. J Clin Oncol 2012; 30:2492-2499.
[3]Ravandi, F., et al. Lancet Oncol 2015; 16:1025-36.
AML: acute myeloid leukemia

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IMGN632

KEY ATTRIBUTES

- CD123-targeted ADC with novel DNA-acting payload
- Demonstrated activity with complete responses in AML and BPDCN[1]
- Favorable safety observed at multiple dose levels[1]

DEVELOPMENT STRATEGY

- Fast-to-market in BPDCN patients
- Potential label expansion: monotherapy in frontline MRD+ AML; in combination for relapsed AML and frontline AML patients unfit for intensive induction chemotherapy
- Seek proof of concept in additional CD123-positive heme malignancies including ALL

DESIGNED TO TARGET MULTIPLE CD123+ HEMATOLOGIC MALIGNANCIES

[1]ASH 2018 Oral Presentation; Daver D., et al.
BPDCN: blastic plasmacytoid dendritic cell neoplasm; MRD: minimal residual disease; ALL: acute lymphoblastic leukemia

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ASH 2019 CONCLUSIONS[1]

ENCOURAGING CLINICAL PROFILE OF IMGN632
IN PATIENTS WITH R/R AML OR BPDCN

SAFETY

- Well tolerated at multiple dose levels, including the recommended Phase 2 dose and schedule
- Manageable infusion-related reactions, none requiring discontinuation
- Most doses given as outpatient with <30 minute infusion every three weeks

r/r AML

- 26-46% ORR in r/r AML at the recommended Phase 2 dose in subgroups of patients with relapsed disease
- Majority of responders were ELN adverse risk with 2-3 prior lines of therapy, including three with prior SCT

BPDCN

- Responses in 3 of 9 patients, all with prior SL-401 and two with intense chemotherapy

IMGN632

ADVANCING EXPANSION COHORTS

- Recommended Phase 2 dose and schedule identified
- Monotherapy and combination trials enrolling
  - Monotherapy: BPDCN and frontline MRD+ AML
  - Doublet: with azacitidine and with venetoclax in r/r AML
  - Triplet: with azacitidine and venetoclax in AML
- Expansion data expected at ASH 2020

[1]ASH 2019 IMGN632 Oral Presentation; Daver D., et al.
ELN: European LeukemiaNet; SCT: stem cell transplant

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ADVANCING A SELECT PORTFOLIO OF EARLY STAGE PRODUCT CANDIDATES

CONTINUED INNOVATION
GENERATING DIFFERENTIATED ADCs

IMGC936

- First-in-class ADAM9-targeting therapy
- ADAM9 is overexpressed in multiple solid tumors (e.g., NSCLC, gastric, pancreatic, TNBC) [1]
- Comprised of high-affinity humanized antibody with YTE mutation conjugated to DM21, a next-generation maytansinoid payload combined with a stable peptide linker
- 50/50 co-development; MacroGenics IND submission expected in first half of 2020

IMGN151

- Next-generation anti-FRα ADC designed to have improved activity against lower FRα-expressing tumors
- Combines advances in antibody engineering and new payload technology
- Transition to preclinical development anticipated in 2020

[1]AACR 2019 Poster; Hicks S., et al.
NSCLC: non-small cell lung cancer; TNBC: triple-negative breast cancer

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EVOLVING OUR APPROACH TO PARTNERING CO- OWNERSHIP AND MONETIZATION OF ASSETS TO STRENGTHEN BALANCE SHEET 21 LEGACY PLATFORM DEALS

THE NEXT 12 MONTHS

OUR PATH TO SUCCESS







MIRVETUXIMAB SORAVTANSINE

- Open pivotal SORAYA trial in Q1 2020
- Enroll patients in confirmatory MIRASOL trial
- Initiate additional platinum-sensitive combination in early 2020
- Present initial data from FORWARD II platinum-agnostic and updated triplet combination studies in mid-2020

IMGN632

- Continue enrollment in expansion cohorts
- Present AML combo and BPDCN and MRD+ monotherapy data at ASH 2020

IMGC936

- IND submission by MacroGenics anticipated in the first half of 2020

IMGN151

- Transition to preclinical development in mid-2020

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ROBUST DATA IN LEAD MIRVETUXIMAB PROGRAM ACCELERATED PATH TO PIVOTAL DATA IN 2021 AND POTENTIAL APPROVAL IN 2022 IMGN632 ADVANCING INTO EXPANSION DIVERSE PORTFOLIO OF EARLY STAGE PRODUCT CANDIDATES STRONG CASH POSITION ANTICIPATED COMPENDIA LISTING FOR FOLLOW - O N INDICATIONS BEGINNING IN 2022